Exhibit 99.03

© 2018 Tonix Pharmaceuticals Holding Corp. April 2018 Version P0108 4 - 3 - 18 (Doc 0336) Investor Presentation

© 2018 Tonix Pharmaceuticals Holding Corp. 2 Cautionary Note on Forward - Looking Statements Certain statements in this presentation regarding strategic plans, expectations and objectives for future operations or results are “forward - looking statements” as defined by the Private Securities Litigation Reform Act of 1995 . These statements may be identified by the use of forward - looking words such as “anticipate,” “believe,” “forecast,” “estimate” and “intend,” among others . These forward - looking statements are based on Tonix’s current expectations and actual results could differ materially . There are a number of factors that could cause actual events to differ materially from those indicated by such forward - looking statements . These factors include, but are not limited to, substantial competition ; our need for additional financing ; uncertainties of patent protection and litigation ; uncertainties of government or third party payor reimbursement ; limited research and development efforts and dependence upon third parties ; and risks related to failure to obtain U . S . Food and Drug Administration clearances or approvals and noncompliance with its regulations . As with any pharmaceutical under development, there are significant risks in the development, regulatory approval and commercialization of new products . The forward - looking statements in this presentation are made as of the date of this presentation, even if subsequently made available by Tonix on its website or otherwise . Tonix does not undertake an obligation to update or revise any forward - looking statement, except as required by law . Investors should read the risk factors set forth in the Annual Report on Form 10 - K for the year ended December 31 , 2017 , as filed with the Securities and Exchange Commission (the “SEC”) on March 9 , 2018 , and periodic reports filed with the SEC on or after the date thereof . All of Tonix’s forward - looking statements are expressly qualified by all such risk factors and other cautionary statements .

Tonix Development Highlights

3

Cyclobenzaprine Sublingual Tablets

Lead Program Tonmya®[1] - FDA Breakthrough Therapy in PTSD[2]

- Phase 3 HONOR study enrolling- bedtime treatment for PTSD

TNX-102 SL[3] - Bedtime treatment for agitation in Alzheimer's disease

- Phase 2 IND submitted in March 2018

Pipeline

TNX-601[4] - Pre-IND candidate for daytime treatment for PTSD

- Nonclinical development ongoing

TNX-801[5] - Smallpox-preventing vaccine candidate

- Efficacy demonstrated in mice model
- cGMP process development underway

[1] Tonmya has been conditionally accepted by the U.S. FDA as the proposed trade name for TNX-102 SL (cyclobenzaprine HCl sublingual tablets) for PTSD. Tonmya is an investigational new drug and has not been approved for any indication.
[2] PTSD = Posttraumatic stress disorder
[3] TNX-102 SL is an investigational new drug and has not been approved for any indication.
[4] Tianeptine oxalate
[5] Synthesized live horsepox virus

© 2018 Tonix Pharmaceuticals Holding Corp.

© 2018 Tonix Pharmaceuticals Holding Corp. 4 Management Team Seth Lederman, MD President & CEO Jessica Morris Chief Operating Officer Gregory Sullivan, MD Chief Medical Officer Bradley Saenger, CPA Chief Financial Officer

© 2018 Tonix Pharmaceuticals Holding Corp. 5 Board of Directors Seth Lederman, MD Chairman Ernest Mario, PhD ALZA, Glaxo, Reliant Pharma John Rhodes Chair, NYS Public Service Commission, CEO, NYS Dept. of Public Service, Booz Allen Samuel Saks, MD Jazz Pharma, ALZA, Johnson & Johnson Charles Mather BTIG, Janney, Jefferies, Cowen, Smith Barney Gen. David Grange (ret.) Pharm - Olam, PPD, McCormick Foundation Patrick Grace Apollo Philanthropy, WR Grace, Chemed Donald Landry, MD, PhD Chair of Medicine, Columbia University Margaret Smith Bell Standard Life Investments, Putnam Investments, State Street Research

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Candidates in Development

Pipeline Product	Indication/ Description	Preclinical / Phase 1 / Phase 2 / Phase 3 / NDA[1]/BLA[2] / Market
Tonmya	**Bedtime Treatment for PTSD** Cyclobenzaprine HCl sublingual tablets	Phase 3 – Interim Analysis 3Q2018 Full Study Topline – 4Q2018
TNX-102 SL	**Bedtime Treatment for Agitation in Alzheimer's** Cyclobenzaprine HCl sublingual tablets	Phase 2 IND submitted 1Q2018
TNX-601	**Daytime Treatment for PTSD** Tianeptine oxalate oral formulation	Novel polymorph and salt discovered and characterized
TNX-801	**Smallpox-preventing vaccine** Live horsepox virus (HPXV) vaccine from cell culture	Horsepox virus synthesized and demonstrated protective vaccine activity in mice

All programs owned outright with no royalties or other obligations due

[1]NDA- New Drug Application; [2]BLA –Biologic Licensing Application; [3]Investigational New Drug Application

© 2018 Tonix Pharmaceuticals Holding Corp.

© 2018 Tonix Pharmaceuticals Holding Corp. 7 Tonmya for PTSD Phase 3 HONOR study in military - related PTSD enrolling • Encouraging evidence of safety and efficacy was demonstrated in Phase 2 • Higher entry CAPS - 5 criterion used in Phase 3 1 Breakthrough Therapy designation from the FDA • Expedited development and accelerated approval are expected Proposed registration plan agreed to by the FDA • Potential NDA 2 approval based on one Phase 3 study Patent protection through 2034 in U.S. 3 • Composition of matter patent for transmucosal delivery of cyclobenzaprine Novel mechanism targets sleep quality • Memory processing during sleep is important to recovery 1 T hreshold for entry CAPS - 5 ≥ 33 in Phase 3 vs.29 in Phase 2 ; CAPS - 5 = Clinician - Administered PTSD Scale for DSM - 5; accepted primary endpoint for regulatory approval 2 NDA = New Drug Application 3 U .S. Patent No. 9,636,408 for eutectic proprietary Protectic ™ formulation

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Phase 3 HONOR Study Enrolling

To confirm Phase 2 AtEase findings in military-related PTSD

Tonmya once-daily at bedtime
5.6 mg *N ~ 275 (~140**)*

Placebo once-daily at bedtime
*N ~ 275 (~140**)*

12 weeks ······ ***open-label extension***

- **General study characteristics:**
- Randomized, double-blind, placebo-controlled.
- ~550 participants in approximately 40 U.S. sites.
- Unblinded interim analysis will be reviewed by IDMC* to determine: (i) Early stop for efficacy, (ii) continuation as planned or (iii) sample size adjustment.
- **Primary endpoint CAPS-5**:**
- Mean change from baseline at week 12 (Tonmya 5.6 mg vs. placebo)

3Q 2018 – Interim Analysis outcome anticipated
4Q 2018 – topline data anticipated, if 550 participants are studied

**IDMC=Independent data monitoring committee*
**CAPS-5 = Clinician-Administered PTSD Scale for DSM-5

© 2018 Tonix Pharmaceuticals Holding Corp.

© 2018 Tonix Pharmaceuticals Holding Corp. 9 Go to: https://thehonorstudy.com/

© 2018 Tonix Pharmaceuticals Holding Corp. 10 Breakthrough Therapy Designation Granted to Tonmya by FDA December 19, 2016 • PTSD is a serious condition • Tonmya has potential advantages over existing therapies in military - related PTSD Benefits of Breakthrough Therapy designation • Eligibility for priority review • Option for rolling NDA review • FDA committed to accelerate the development and approval process NDA approval can be based on one Phase 3 study

Tonmya: Features in PTSD Therapy

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Designed for bedtime use

- Every night, sublingual therapy

Targets sleep quality[1]

- The active ingredient cyclobenzaprine, interacts with receptors that regulate sleep quality: strongly binds and potently blocks 5-HT_{2A}, α_1-adrenergic and histamine H_1 receptors, permissive to sleep-dependent recovery processes

No recognized abuse potential

- Not a benzo or non-benzo class drug

U.S. patent protection through 2034

- Composition of matter and method of use patents issued – Pharmacokinetic patent application in review

[1] Daugherty et al., Abstract 728, Society of Biological Psychiatry 70th Annual Scientific Convention, May 14-16, 2015, Toronto Ontario, Canada

© 2018 Tonix Pharmaceuticals Holding Corp.

© 2018 Tonix Pharmaceuticals Holding Corp. 12 PTSD Characteristics Symptoms of PTSD fall into four clusters: 1. Intrusion 2. Avoidance 3. Mood/cognitions 4. Hyperarousal PTSD is a risk factor for: • Depression • Alcohol or substance abuse • Absenteeism/unemployment • Homelessness • Violent acts • Suicidal thoughts and suicide Consequences: • Impaired daily function and substantial interference with work and social interactions • Reckless or destructive behavior • Increased health care utilization and greater medical morbidity

© 2018 Tonix Pharmaceuticals Holding Corp. 13 PTSD: Not Well - Served by Approved Treatments Majority of patients unresponsive or intolerant to current treatments • FDA - approved SSRIs have not shown efficacy in military - related PTSD • Side effects relating to sexual dysfunction (particularly in males) and sleep are commonly reported The ideal drug therapy should be complementary with behavioral therapy • Lack of retrograde amnesia (e.g., unlike off - label use of benzodiazepines and non - benzodiazepines) • Lack of interference on sleep (e.g., unlike approved SSRIs)

© 2018 Tonix Pharmaceuticals Holding Corp. 14 High Prevalence of PTSD Among Combat Veterans 1 Kessler et al., Arch Gen Psych 2005; Prevalence rate of 3.5% applied to U.S. Census estimate of 247M U.S. adult ( > 18) population in 2015 ( www.census.gov/quickfacts/table/PST045215/00 ) ; 2 Norris, PTSD Res Quar . 2013; 3 Analysis of VA Health Care Utilization among Operation Enduring Freedom, Operation Iraqi Freedom, and Operation New Dawn Veterans, from 1st Qtr FY 2002 through 2nd Qtr FY 2015, Washington, DC ; Among 1.9M separated OEF/OIF/OND veterans, 1.2M have obtained VA healthcare; 685k evaluated by VA with possible mental disorder, and 379k diagnosed with PTSD. >19% Operation Enduring Freedom (OEF; Afghanistan) / Operation Iraqi Freedom (OIF) veterans / Operation New Dawn (OND) 3 3 - 9% General population 1 19 - 31% Vietnam veterans 2 8.6 million American adults affected 1 Women more likely to develop than men 1 Susceptibility may run in families 1

© 2018 Tonix Pharmaceuticals Holding Corp. 15 Phase 2 AtEase Study in Military - Related PTSD • Randomized, double - blind, placebo - controlled trial • Efficacy analysis from 231 patients in 24 U.S. sites • Entry CAPS - 5 ≥ 29 • Primary Analysis: • Difference in CAPS - 5 score change from baseline at week 12 (Tonmya 2.8 mg vs. placebo) • Key Secondary Measures: • PROMIS Sleep Disturbance, CGI - I, SDS Tonmya at bedtime once - daily Placebo at bedtime once - daily 12 weeks N= 90 Tonmya at bedtime once - daily N= 92 N= 49 2.8 mg 5.6 mg (2 x 2.8 mg) open - label extension

© 2018 Tonix Pharmaceuticals Holding Corp. 16 AtEase Study: Top 5 Traumas Associated with PTSD *Some patients experienced more than one trauma IED = Improvised explosive device

© 2018 Tonix Pharmaceuticals Holding Corp. 17 AtEase Study – Primary Endpoint CAPS - 5 Change From Baseline at Week 12 Statistical Analysis Based on Missing Data Handling

© 2018 Tonix Pharmaceuticals Holding Corp. 18 AtEase Study: Safety and Tolerability Profile No serious adverse events reported with Tonmya deemed related to treatment Systemic Adverse Events* Placebo (N=94) Tonmya 2.8 mg (N=93) Tonmya 5.6 mg (N=50) Somnolence 6.4% 11.8% 16.0% Dry Mouth 10.6% 4.3% 16.0% Headache 4.3% 5.4% 12.0% Insomnia 8.5% 7.5% 6.0% Sedation 1.1% 2.2% 12.0% Administration Site Reactions* Hypoaesthesia oral 2.1% 38.7% 36.0% Paraesthesia 3.2% 16.1% 4.0% Glossodynia 1.1% 3.2% 6.0% Trial completion rates: 73% placebo; 79% Tonmya 2.8 mg; 84% Tonmya 5.6 mg *at rates of >5% in either drug - treated arm, Safety population N=237

AtEase Study:
Total CAPS-5 for Intention-to-Treat Population and Retrospective Analysis for Subgroup with Entry CAPS-5 ≥33

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CAPS-5 LS Total Score Mean Change from Baseline (CFB)

Intention-to-Treat Population



Wk 0
Wk 2
Wk 4
Wk 6
Wk 8
Wk 10
Wk 12
Placebo
Tonmya 2.8 mg
Tonmya 5.6 mg
LS Mean (SE) CFB in CAPS-5
0
-5
-10
-15
-20
-25
-30
*
*
#
*
5.0 CAPS-5 points

*p=0.031, #p=0.063, Tonmya 5.6 mg compared with placebo; *p<0.05, Tonmya 2.8 mg compared with placebo; analysis is mixed-effect model repeated measures (MMRM) with multiple imputation (MI); CAPS-5, Clinician-Administered PTSD Scale for DSM-5; LS, least squares; SE, standard error.

Subgroup with entry CAPS-5 ≥33



Wk 0
Wk 2
Wk 4
Wk 6
Wk 8
Wk 10
Wk 12
Placebo
Tonmya 2.8 mg
Tonmya 5.6 mg
LS Mean (SE) CFB in CAPS-5
0
-5
-10
-15
-20
-25
-30
*
*
**
*
**
7.2 CAPS-5 points

**p<0.01, *p<0.025, Tonmya 5.6 mg compared with placebo; *p=0.018, Tonmya 2.8 mg compared with placebo; analysis is MMRM with MI; LS, least squares; SE, standard error.

A baseline CAPS-5 score ≥33 was set as entry criterion in Phase 3 HONOR study

© 2018 Tonix Pharmaceuticals Holding Corp.

© 2018 Tonix Pharmaceuticals Holding Corp. 20 0.53 0.46 0.12 0.39 0.52 0 0.1 0.2 0.3 0.4 0.5 0.6 Effect Size AtEase Study: Effect Sizes for Total CAPS - 5 and Symptom Clusters for Intention - to - Treat Population and Subgroup with Entry CAPS - 5 ≥33 Effect Sizes in Tonmya 5.6 mg in AtEase Subgroup with Entry CAPS - 5 ≥33 0.36 0.26 0.04 0.35 0.35 0 0.1 0.2 0.3 0.4 0.5 0.6 Effect Size Effect Sizes of Tonmya 5.6 mg in AtEase Intention - to - Treat Sample ▪ Note larger effect sizes, in moderate range of 0.5, for total CAPS - 5 and intrusion and hyperarousal clusters in subgroup A baseline CAPS - 5 score ≥33 was set as entry criterion in Phase 3 HONOR study

© 2018 Tonix Pharmaceuticals Holding Corp. 21 AtEase Study Retrospective Analysis: Remission in Subgroup with Entry CAPS - 5 ≥33 Remission = Loss of Diagnosis and CAPS - 5 < 11 Asterisk and hashmark represent pairwise comparisons between Tonmya and Placebo; # p=0.08, Odds Ratio 3.01 (0.89, 10.18) *p=0.02, Odds Ratio 4.60 (1.27, 16.66); logistic regression Remission is a clinical state that is essentially asymptomatic In order to confirm remission: • Determined rates of participants who met remission status at both Week 8 and Week 12 5.20% 14.30% 21.10% 0% 5% 10% 15% 20% 25% 30% Weeks 8 & 12 Percent in Remission Placebo (N=77) Tonmya 2.8 mg (N=70) Tonmya 5.6 mg (N=38) # * 21% of the Tonmya 5.6 mg participants had confirmed remission v. 5% of placebo (p=0.02)

© 2018 Tonix Pharmaceuticals Holding Corp. 22 TNX - 102 SL – Multiple Potential Indications Management of Fibromyalgia (FM) – chronic pain condition • TNX - 102 SL clinical development in FM was halted after near miss in Phase 3 at low dose (2.8 mg) – PTSD therapeutic dose is 5.6 mg • Low dose TNX - 102 SL (2.8 mg) showed an improvement in sleep quality in Phase 2 and Phase 3 FM trials Agitation in Alzheimer’s Disease • Phase 2 IND submitted March 2018 • Phase 2 study can be a pivotal efficacy study

© 2018 Tonix Pharmaceuticals Holding Corp. 23 Consequences of Agitation in Alzheimer’s Disease Outcomes • Agitation challenges caregivers and is one of the most common reasons for patients having to transition from lower - to higher levels of care (nursing homes and other long - term care settings) 1 Cost • Agitation nearly doubles the cost of caring for patients with Alzheimer’s disease • It accounts for roughly 12% of the U.S. healthcare and societal cost of Alzheimer’s disease, currently estimated to be $256 billion a year (2017) 1 1 The Alzheimer’s Association, 2017 Alzheimer’s Disease Facts and Figures: https://www.alz.org/facts/

© 2018 Tonix Pharmaceuticals Holding Corp. 24 Agitation in Alzheimer’s Disease – Potential New Indication for TNX - 102 SL Successful pre - IND meeting in November 2017 • Phase 2 IND submitted March 2018 Significant unmet need • No FDA approved drugs for the treatment of agitation in Alzheimer’s Mechanism of improving sleep quality • Sleep disturbance is a significant and common symptoms in Alzheimer’s Pharmacological advantages outweigh potential concerns of using TNX - 102 SL in treating agitation in Alzheimer’s disease

Candidates in Development

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Pipeline Product	Indication/ Description	Stage (Preclinical / Phase 1 / Phase 2 / Phase 3 / NDA[1]/BLA[2] / Market)
Tonmya	**Bedtime Treatment for PTSD** Cyclobenzaprine HCl sublingual tablets	Phase 3 – Interim Analysis 3Q2018 Full Study Topline – 4Q2018
TNX-102 SL	**Bedtime Treatment for Agitation in Alzheimer's** Cyclobenzaprine HCl sublingual tablets	Phase 2 IND submitted 1Q2018
TNX-601	**Daytime Treatment for PTSD** Tianeptine oxalate oral formulation	Novel polymorph and salt discovered and characterized
TNX-801	**Smallpox-preventing vaccine** Live horsepox virus (HPXV) vaccine from cell culture	Horsepox virus synthesized and demonstrated protective vaccine activity in mice

All programs owned outright with no royalties or other obligations due

[1]NDA- New Drug Application; [2]BLA –Biologic Licensing Application; [3]Investigational New Drug Application

© 2018 Tonix Pharmaceuticals Holding Corp.

© 2018 Tonix Pharmaceuticals Holding Corp. 26 TNX - 601 1 : A Potential Clinical Candidate for PTSD Pre - IND Candidate Targeted as a 1 st line monotherapy for PTSD: oral formulation for daytime dosing x Leverages expertise in PTSD (clinical and regulatory experience, market analysis, etc.) x Mechanism of Action (MOA) is different from Tonmya • Tianeptine sodium (amorphous) has been approved in EU, Russia, Asia and Latin America for depression since 1987 with established post - marketing experience • Identified new oxalate salt polymorph with improved pharmaceutical properties ideal for reformulation Filed patent application on novel salt polymorph • Issued patent on steroid - induced cognitive impairment and memory loss issues Targeting a Condition with Significant Unmet Need Clinical evidence for PTSD • Several studies have shown tianeptine to be active in the treatment of PTSD 2 - 5 1 Tianeptine oxalate Frančišković T, et al. Psychiatr Danub . 2011 Sep;23(3):257 - 63. PMID: 21963693 2 Frančišković T, et al. Psychiatr Danub . 2011 Sep;23(3):257 - 63. PMID: 21963693 3 Rumyantseva GM and, Stepanov AL. Neurosci Behav Physiol. 2008 Jan;38(1):55 - 61. PMID: 18097761 4 Aleksandrovskiĭ IA, et al. Zh Nevrol Psikhiatr Im S S Korsakova . 2005;105(11):24 - 9. PMID: 16329631 [Russian] 5 Onder E, et al. Eur Psychiatry. 2006 (3):174 - 9. PMID: 15964747

© 2018 Tonix Pharmaceuticals Holding Corp. 27 TNX - 801 (Synthesized Live Horsepox Virus): A Smallpox - Preventing Vaccine Candidate Pre - IND Stage Potential improvement over current biodefense tools against smallpox ✓ Leverages Tonix’s government affairs effort ✓ Collaboration with Professor David Evans and Dr. Ryan Noyce at University of Alberta ✓ Demonstrated protective vaccine activity in mice ✓ Patent application on novel vaccine submitted Regulatory strategy • We intend to meet with FDA to discuss the most efficient and appropriate investigational plan to support the licensure, either: ✓ Application of the “Animal Rule”, or ✓ Conducting an active comparator study using ACAM2000 • Good Manufacturing Practice (GMP) viral production process in development Targeting a Potential Public Health Issue Material threat medical countermeasure under 21 st Century Cures Act • Qualifies for Priority Review Voucher* (PRV) upon licensure ✓ PRVs have no expiration date, are transferrable and have sold for ~$125 M 1 PRV can be applied to any BLA/NDA for priority 6 - month review

© 2018 Tonix Pharmaceuticals Holding Corp. 28 Ongoing vaccination of U.S. troops • Troops in the Global Response Force Threat of smallpox re - introduction • Strategic National Stockpile & public health policy Re - emergence of monkey pox 1 • Believed to resurgent because of vaccinia - naïve populations in Africa • Multiple U.S. military operations ongoing in Africa Current Needs to Vaccinate Against Smallpox 1 Nda - Isaiah, J. Nigeria: Monkey Pox Scourge Spreads to Seven States. All Africa. 12 OCTOBER 2017, HTTP://ALLAFRICA.COM/STORIES/201710120177.HTML

© 2018 Tonix Pharmaceuticals Holding Corp. 29 Upcoming Milestones T onmya – Posttraumatic Stress Disorder □ 2Q 2018 Randomization of 50% of HONOR study participants □ 3Q 201 8 Anticipated interim analysis of HONOR study in ~ 275 randomized participants □ 4Q 201 8 Anticipated topline results of HONOR study in ~550 randomized participants (if needed) x

© 2018 Tonix Pharmaceuticals Holding Corp. 30 Summary Near term milestones in Phase 3 program PTSD focused on military - related PTSD • Major unmet need; 8.6 Million Americans affected • Potential for NDA approval based on one study New indication for agitation in Alzheimer’s Disease • Phase 2 IND submitted 1Q 2018 New day - time PTSD therapy in development • Leverages development expertise in PTSD, i.e., trial recruitment and execution New vaccine in development to prevent Smallpox • Opportunity to supply stockpiling requirement; short development path • Studies in mice suggest improved safety profile

© 2018 Tonix Pharmaceuticals Holding Corp. Thank you ! NASDAQ: TNXP